SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                       Date of Report:    April 27, 1998

                Date of Earliest Event Reported:  April 23, 1998


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On April 23, 1997, Registrant issued a press release announcing the unaudited results of operations for the three- and nine-month periods ended March 31, 1998.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               -------        ------------------------------------

                 99 Copy of press release announcing the unaudited results of operations for the three- and nine-month periods ended March 31, 1998.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.


Date:  April 27, 1998                     By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh, President
                                             and Chief Executive Officer


Date:  April 27, 1998                     By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen, Executive Vice
                                             President and Chief Financial
                                             Officer